Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
First Quarter Revenue Totaled $146.4 Million
First Quarter GAAP Net Loss of $8.4 Million and GAAP EPS of ($0.08); First Quarter Non-GAAP Adjusted Net Income1 of $18.2 Million and Non-GAAP Adjusted EPS of $0.18
First Quarter Non-GAAP Adjusted EBITDA2 Totaled $27.0 Million
Austin, TX – August 8, 2023 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal first quarter ended June 30, 2023.
Recent Financial Highlights:
•Fiscal first quarter of 2024 revenue totaled $146.4 million, representing a 4% sequential increase as compared to the fiscal fourth quarter of 2023 and a 22% decline year-over-year as compared to the fiscal first quarter of 2023.
•GAAP net loss for the fiscal first quarter of 2024 was $8.4 million, or ($0.08) per share, as compared to GAAP net income for the fiscal first quarter of 2023 of $15.0 million, or $0.15 per share. Non-GAAP adjusted net income1 for the fiscal first quarter of 2024 was $18.2 million, or $0.18 per share, as compared to Non-GAAP adjusted net income1 of $38.7 million, or $0.38 per share, in the fiscal first quarter of 2023.
•Non-GAAP adjusted EBITDA2 for the fiscal first quarter of 2024 was $27.0 million, representing a 17% sequential increase as compared to the fiscal fourth quarter of 2023 and a 48% decline year-over-year as compared to the fiscal first quarter of 2023.
“Our first-quarter results represented an encouraging start to the new fiscal year,” said Bill, Stone, CEO. “Both revenue and EBITDA grew quarter-over-quarter, on the strength of improved performance across the business. Operationally, we are sharpening our execution with upgrades of our core ad-tech and on-device capabilities that are enhancing overall platform performance. We are also continuing to invest in our future and are making noteworthy progress with respect to market adoption of several key growth initiatives, such as SingleTap and DT Hub, that we believe are ideally positioned to capitalize on future emergent market opportunities that are expected to begin to contribute more significantly to our future growth.”

Fiscal 2024 First Quarter Financial Results
Total revenue for the first quarter of fiscal 2024 was $146.4 million. Total On Device Solutions revenue before intercompany eliminations was $98.3 million. Total App Growth Platform

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

revenue before intercompany eliminations was $49.0 million.

GAAP net loss for the first quarter of fiscal 2024 was $8.4 million, or ($0.08) per share. Non-GAAP adjusted net income1 for the first quarter of fiscal 2024 was $18.2 million, or $0.18 per share, as compared to Non-GAAP adjusted net income1 of $38.7 million, or $0.38 per share in the first quarter of fiscal 2023.

Non-GAAP adjusted EBITDA2 for the first quarter of fiscal 2024 was $27.0 million, as compared to Non-GAAP adjusted EBITDA2 for the first quarter of fiscal 2023 of $51.9 million.
Business Outlook
Based on information available as of August 8, 2023, and considering the ongoing uncertainties in the macro environment, the Company currently expects the following for the second quarter of fiscal 2024:
•Revenue of between $141 million and $149 million
•Non-GAAP adjusted EBITDA2 of between $25 million and $27 million
•Non-GAAP adjusted EPS1 of between $0.13 and $0.15, based on approximately 104 million diluted shares outstanding and an effective tax rate of 25% on Non-GAAP adjusted net income1
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.
Conference Call
Management will host a conference call today at 4:30 p.m. ET to discuss its fiscal 2024 first quarter financial results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed online via the webcast link: https://app.webinar.net/Wzd98g78Ym6. The call can also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 5450321.
A playback will be available through August 15, 2023. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

7684608. An online webcast will be archived for a period of one year, and is available via the Investor Relations section of Digital Turbine’s website.

Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, transaction-related expenses, severance costs and adjustment to acquisition-related liabilities. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income (expense), foreign exchange transaction gains (losses), income tax provision, transaction-related expenses and severance costs. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows),

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

excluding transaction-related expenses and severance costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs and depreciation of software. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•We have a history of net losses
•We have a limited operating history for our current portfolio of assets.
•The failure to successfully integrate our recent acquisitions may adversely affect our future results.
•Growth may place significant demands on our management and our infrastructure.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The risk of impairment of our goodwill.
•The effects of the current and any future general downturns in the U.S. and the global economy, including financial market disruptions.

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

•Our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business may involve the use, transmission and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•System security risks and cyber-attacks could disrupt our internal operations or information technology services provided to customers.
•Our business and growth may suffer if we are unable to hire and retain key talent.
•If we are unable to maintain our corporate culture, our business could be harmed.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•If we fail to implement or are delayed in the implementation of our new ERP system platform, we may not be able to effectively transact our business or produce our financial statements on a timely basis.
•Adverse effects of negative developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions.
Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including financial markets, and inflation.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape.

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

Industry Regulatory Risks
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-corruption, import/export, government sanction, and similar laws, especially related to our international operations.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions.
•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
•Governmental regulation of our marketing methods.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.
•Our platform contains open source software.
•Litigation may harm out business.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have secured and unsecured indebtedness, which could limit our financial flexibility.
•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•We have identified a material weakness in our internal control over financial reporting and disclosure controls and procedures which could, if not remediated, result in additional material misstatements in our financial statements.
•Maintaining and improvising financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
•Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10-K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10-Q

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

filed with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(Unaudited)
(in thousands, except share and per share amounts)

	Three months ended June 30,
	2023	2022
Net revenue	$146,366	$188,633
Costs of revenue and operating expenses
License fees and revenue share	69,592	87,367
Other direct costs of revenue	9,613	8,915
Product development	15,800	14,133
Sales and marketing	15,577	16,058
General and administrative	40,499	37,725
Total costs of revenue and operating expenses	151,081	164,198
(Loss) income from operations	(4,715)	24,435
Interest and other income (expense), net
Interest expense, net	(7,390)	(4,082)
Foreign exchange transaction gain (loss)	1,923	(331)
Other income, net	244	72
Total interest and other expense, net	(5,223)	(4,341)
(Loss) income before income taxes	(9,938)	20,094
Income tax (benefit) provision	(1,539)	5,136
Net (loss) income	(8,399)	14,958
Less: net (loss) income attributable to non-controlling interest	(220)	36
Net (loss) income attributable to Digital Turbine, Inc.	(8,179)	14,922
Other comprehensive loss
Foreign currency translation adjustment	(6,107)	(5,542)
Comprehensive (loss) income	(14,506)	9,416
Less: comprehensive income attributable to non-controlling interest	519	243
Comprehensive (loss) income attributable to Digital Turbine, Inc.	$(15,025)	$9,173
Net (loss) income per common share
Basic	$(0.08)	$0.15
Diluted	$(0.08)	$0.15
Weighted-average common shares outstanding
Basic	99,877	97,822
Diluted	99,877	102,686

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	June 30, 2023	March 31, 2023
	(Unaudited)
ASSETS
Current assets
Cash	$58,559	$75,058
Restricted cash	510	500
Accounts receivable, net	203,887	178,189
Prepaid expenses and other current assets	15,172	12,319
Total current assets	278,128	266,066
Property and equipment, net	41,535	39,327
Right-of-use assets	9,422	10,073
Intangible assets, net	362,541	379,632
Goodwill	558,646	561,576
Other non-current assets	11,114	9,882
TOTAL ASSETS	$1,261,386	$1,266,556

LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities
Accounts payable	$138,194	$119,338
Accrued license fees and revenue share	49,755	69,221
Accrued compensation	10,284	10,984
Other current liabilities	30,051	21,377
Total current liabilities	228,284	220,920
Long-term debt, net of debt issuance costs	405,732	410,522
Deferred tax liabilities, net	15,559	13,940
Other non-current liabilities	12,996	13,919
Total liabilities	662,571	659,301
Commitments and contingencies
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 101,044,782 issued and 100,286,657 outstanding at June 30, 2023; 100,216,494 issued and 99,458,369 outstanding at March 31, 2023	10	10
Additional paid-in capital	830,861	822,217
Treasury stock (758,125 shares at June 30, 2023 and March 31, 2023)	(71)	(71)
Accumulated other comprehensive loss	(48,791)	(41,945)
Accumulated deficit	(183,294)	(175,115)
Total stockholders’ equity	598,815	605,196
Non-controlling interest	—	2,059
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,261,386	$1,266,556

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended June 30,
	2023	2022
Cash flows from operating activities:
Net (loss) income	$(8,399)	$14,958
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	21,258	19,929
Non-cash interest expense	571	210
Stock-based compensation expense	10,017	6,244
Right-of-use asset	644	2,654
Deferred income taxes	1,619	1,050
Foreign exchange transaction (gain) loss	(1,923)	331
(Increase) decrease in assets:
Accounts receivable, gross	(24,739)	6,626
Allowance for doubtful accounts	752	886
Prepaid expenses and other current assets	(2,801)	(4,967)
Other non-current assets	(1,233)	212
Increase (decrease) in liabilities:
Accounts payable	18,620	5,718
Accrued license fees and revenue share	(19,723)	(9,433)
Accrued compensation	(792)	(11,585)
Other current liabilities	7,943	7,368
Other non-current liabilities	(496)	(3,572)
Net cash provided by operating activities	1,318	36,629

Cash flows from investing activities
Capital expenditures	(7,276)	(6,413)
Net cash used in investing activities	(7,276)	(6,413)

Cash flows from financing activities
Proceeds from borrowings	5,000	—
Repayment of debt obligations	(10,000)	(60,508)
Acquisition of non-controlling interest in consolidated subsidiaries	(3,751)	—
Payment of withholding taxes for net share settlement of equity awards	(931)	(4,357)
Options exercised	731	296
Net cash used in financing activities	(8,951)	(64,569)

Effect of exchange rate changes on cash and cash equivalents and restricted cash	(1,580)	(2,970)

Net change in cash and cash equivalents and restricted cash	(16,489)	(37,323)

Cash and cash equivalents and restricted cash, beginning of period	75,558	127,162

Cash and cash equivalents and restricted cash, end of period	$59,069	$89,839

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended June 30,
	2023	2022	% Change
On Device Solutions	$98,250	$118,637	(17)%
App Growth Platform	48,959	72,366	(32)%
Elimination	(843)	(2,370)	(64)%
Consolidated	$146,366	$188,633	(22)%

GAAP (LOSS) INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended June 30,
	2023	2022
Net revenue	$146,366	$188,633
(Loss) income from operations	(4,715)	24,435
Add-back items:
Product development	15,800	14,133
Sales and marketing	15,577	16,058
General and administrative	40,499	37,725
Depreciation of software included in other direct costs of revenue	1,756	1,200
Non-GAAP gross profit	$68,917	$93,551
Non-GAAP gross profit percentage	47%	50%

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended June 30,
	2023	2022
Net (loss) income	$(8,399)	14,958
Add-back items:
Stock-based compensation expense	10,017	6,244
Amortization of intangibles	16,189	16,177
Transaction-related expenses	36	1,299
Severance costs	367	—
Non-GAAP adjusted net income	$18,210	$38,678
Non-GAAP adjusted net income per common share	$0.18	$0.38
Weighted-average common shares outstanding, diluted	103,509	102,686

Digital Turbine Reports Fiscal 2024 First Quarter Financial Results
August 8, 2023

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended June 30,
	2023	2022
Net (loss) income	$(8,399)	$14,958
Add-back items:
Stock-based compensation expense	10,017	6,244
Depreciation and amortization	21,258	19,929
Interest expense, net	7,390	4,082
Other income, net	(244)	(72)
Foreign exchange transaction (gain) loss	(1,923)	331
Income tax (benefit) provision	(1,539)	5,136
Transaction-related expenses	36	1,299
Severance costs	367	—
Non-GAAP adjusted EBITDA	$26,963	$51,907

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended June 30,
	2023	2022
Net cash provided by operating activities	$1,318	$36,629
Capital expenditures	(7,276)	(6,413)
Transaction-related expenses	36	1,299
Severance costs	367	—
Non-GAAP free cash flow provided (used) by operations	$(5,555)	$31,515